                                                                   EXHIBIT 10.37

                               PRODUCT AGREEMENT

     THIS PRODUCT AGREEMENT is made this 12th day of January, 1996, by and between INTERPLAY PRODUCTIONS, a California corporation (herein called "Interplay"), and BRILLIANT INTERACTIVE IDEAS, a corporation incorporated under the laws of Australia, Tax ID ACN #061288668 (herein called "Developer").

     WHEREAS, Interplay desires to have the property specified in Schedule A attached hereto developed by Developer for Interplay on a work-for-hire basis (herein such article or articles shall be referred to as the "Work"); and

     WHEREAS, Developer desires to develop the Work for Interplay on a work-for-hire basis;

     NOW, THEREFORE, the parties do hereby agree as follows:

     1.   DEVELOPMENT OF PRODUCT: OWNERSHIP BY INTERPLAY
          ----------------------------------------------

          1.01 Developer hereby agrees to develop the Work in accordance with the provisions set forth on Schedule A. Interplay's right to sell, distribute and license the product for the referenced system(s) on Schedule A applies to any existing plus any yet to be developed media of delivery.

          1.02 (a) Subject to the provisions of Section 1.06 below, Interplay will be the owner of the copyright and all other proprietary rights in the Work and all products, materials, reports or other data developed under the terms of the Agreement. Subject to the provisions of Section 1.06 below, Developer agrees and acknowledges that the Work shall be considered a "work made for hire," that developer has no claim to any right, title or interest in the Work supplied Interplay pursuant to the terms of this Agreement or otherwise, and that Developer will make no claims that any of such Works infringe upon the copyright or other right, title or interest of Developer and that the Work shall, upon creation, be owned exclusively by Interplay.

          (a) Subject to the provisions of Section 1.06 below, if and to the extent Developer may, under applicable law be entitled to claim any ownership interest in the Work, Developer hereby transfers, grants, conveys , assigns and relinquishes exclusively to Interplay all of Developer's rights, title and interest in and to the Work, under patent, copyright trade secret and trademark law, in perpetuity. Developer agrees and acknowledges that Interplay may utilize the Work in any other software program or license or sell the Work for incorporation into or as a basis for producing other products at the sole discretion of Interplay without the payment of any royalty or any other fee to Developer, except as set forth in Section 2.

          (b) Developer agrees to execute any and all consents, assignments and other documents and agreements as requested by Interplay to evidence ownership of the copyright or the proprietary rights in the Work in the exclusive name of Interplay. Without limiting the proprietary rights in the Work in the exclusive name of Interplay. Without limiting the foregoing, to the extent the Work may not be considered a work made for hire, Developer hereby assigns to Interplay the ownership of copyright in the Work, without the necessity of any further consideration, and Interplay shall be entitled to obtain and hold in its own name all copyrights in respect thereof. The rights of Interplay under this Paragraph 1 shall survive the termination of this Agreement.

          (c) The ownership rights of Interplay shall be broadly construed to include, without limitation, the unrestricted right to modify the Work and prepare derivative products therefrom, to control all publication, distribution, sales and marketing activities with respect to the Work and any derivative product therefrom, and to be listed as the exclusive publisher, owner and author of the Work therein and in all derivative products and related materials.

          1.03 The key employees of Developer who will be assigned to complete the responsibilities of Developer under this Agreement, including necessary development work, shall be identified on Schedule A. Developer agrees not to reassign such individuals to other projects which would interfere with the completion by the named individuals of the obligations of Developer hereunder or assign any different individuals to complete the obligations of Developer under this Agreement without the prior written agreement of Interplay, which consent shall be provided by Interplay in its sole and absolute discretion. Interplay may immediately terminate this agreement if any individuals other than those listed on Schedule A or otherwise approved by Interplay in writing perform, or are assigned to perform, any of the obligations of Developer under this Agreement.

          1.04 Developer acknowledges that time is of the essence in this Agreement and that Developer's best efforts must be utilized to complete the development of the Work as defined in Schedule A, as the same may be amended. Interplay expressly reserves the right to terminate this Agreement at any time for any reason by providing written notice to Developer. Upon any such termination of this Agreement, all sums previously provided to Developer shall be non-refundable. In the event termination occurs because of a breach of Developer's representations and warranties herein, Interplay shall not be required to make any further payments to Developer and Developer shall be required to deliver all work-in-process and other materials and equipment to Interplay. However, in the event Interplay terminates the Agreement for reasons other than a breach by Developer, upon the delivery by Developer to Interplay of all work-in-process and other materials, Interplay shall pay Developer for the next due Milestone which was then under development by Developer.

          1.05 Subject to the provisions of Section 1.06 below, all artwork, software routines, designs and trademarks created by or on behalf of Interplay, any reproduction thereof, or any computer game which is designed, devised and/or created by Interplay, and the artwork, software routines, designs, trademarks thereto, shall be and remain Interplay's sole and exclusive property.

          1.06 (a) Interplay acknowledges that Developer's pre-existing utilities, languages and similar development tools (the "Developer Tools") will remain the exclusive property of Developer. Developer will disclose all pre-existing Developer Tools to Interplay in writing on Schedule B of this Agreement prior to the commencement of development of the Work. For a period of twelve
(12) months from the first commercial release of the Game by Interplay, Developer agrees not to use (or license another to use) the Developer Tools in connection with the development of any sea character-based storybook genre software product with the same or substantially similar activities as the Game unless prior agreement is obtained from Interplay. Developer grants Interplay a perpetual, non-exclusive, irrevocable, royalty-free license and right to use the Developer Tools solely in connection with (i) the Work and support maintenance of the Work, (ii) preparing translations of the Work, (iii) preparing conversions of the Work for additional video or computer standards or platforms, and (iv) otherwise preparing derivatives of the Work.

          (b) Utilities, languages and similar development tools are not identified in Schedule B to this Agreement as "Developer Tools" deemed to have been funded by Interplay pursuant to this Agreement and have been developed through the use of confidential information provided Interplay to Developer in furtherance of this Agreement and shall be subject to work-for-hire provisions hereof.

     2.   CONSIDERATION
          -------------

          2.01 Interplay shall make the payments to Developer as set forth in Schedule A attached hereto.

          2.02 Interplay shall use its commercially reasonable efforts to place the name of Developer on the reverse side of the Game packaging. In addition, Interplay shall give Game screen credits to Developer, in such form and manner determined by Interplay.

     3.   RIGHT TO MODIFY SOFTWARE
          ------------------------

          3.01 Interplay shall have the right to request any and all reasonable modifications which it deems to be necessary to adapt the Work Specifications accepted by Interplay. The Work shall not be deemed accepted until all modifications requested by Interplay have been made by Developer.

          3.02 In the event Interplay requests significant or material modifications to the Work which significantly go beyond the scope of the storyboards, backgrounds and character design (the "Specifications") approved by Interplay (the "Additional Work"), Interplay and Developer shall mutually agree upon the terms and conditions of such modifications (with any additional fee being based upon Developer's actual direct costs of performing such Additional
Work), before such Additional Work is commenced. For example, but not by way of limitation, changes to color palette, click regions, and icon changes would not rise to the level of significant or material modifications.

     4.   COPYRIGHT: MARKINGS ON MATERIALS
          --------------------------------

          4.01 The copyright notice for this Product shall be:

               "Copyright (year of publication) Interplay Productions. All rights reserved."

     5.   REPRESENTATIONS AND WARRANTIES
          ------------------------------

          5.01 With the exception of the Materials and the rights to use the "Flipper" character in the Game, which shall be the responsibility of Interplay, developer hereby represents and warrants that it has the full and exclusive right and power to the Work sold to Interplay hereunder; that it has not heretofore granted any rights to the Work to any other person, party or company which remain in effect; that the rights granted herein will not infringe upon the rights of any other person or entity or breach or cause a default under Developer's organizational documents or any agreements entered into by Developer; that the Work will be merchantable and fit for use on the computer system for which the work is intended to be used; that Developer will complete the Work in accordance with the provisions set forth on Schedule A and that the work and any enhancements made thereto, does not and shall not violate or infringe any United States or foreign patent, trademark, trade secret, copyright, or similar law or right.

          5.02 Interplay hereby represents and warrants and it has the full corporate right and power to enter into this Agreement; and that the rights granted herein will not breach or cause a default under Interplay's organizational documents or any agreements enter into the Interplay.

     6.   INDEMNIFICATION
          ---------------

          6.01 Developer hereby agrees to indemnify Interplay from all claims, suits, judgments, costs, expenses (including costs of suit and reasonable attorney's fees) and damages (collectively the "Claims") as a result of Developer's breach of any of Developer's representations, warranties and agreements herein made. IN NO EVENT SHALL DEVELOPER BE LIABLE TO INTERPLAY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF DEVELOPER KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

          6.02 Interplay hereby agrees to indemnify Developer from all claims, suits, judgments, costs, expenses (including costs of suit and reasonable attorney's fees) and damages (collectively the "Claims") as a result of Interplay's breach of any of Interplay's representations, warranties and agreements herein made. The foregoing indemnities shall be contingent upon (i) the Developer giving written notice to Interplay of any claim, demand, or action for which indemnity is sought; (ii) the full cooperation of the Developer in the defense or settlement of any such claim, demand or action; and (iii) the prior written agreement of Interplay to any settlement or proposal of settlement being obtained. IN NO EVENT SHALL INTERPLAY BE LIABLE TO DEVELOPER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF INTERPLAY KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

     7.   EVENTS OF DEFAULT BY DEVELOPER
          ------------------------------

          7.01 Developer shall be deemed to be in default of this Agreement in the event any of the following occurs:

          (a) Developer breaches any material representation, warranty or covenant of Developer under this Agreement; or

          (b) Developer is dissolved or shall make an assignment for the benefit of creditors; or a petition for relief under appropriate bankruptcy laws is filed by Developer; Developer consents or acquiesces in any filing by or against, Developer of any petition or action looking to or seeking any reorganization, liquidation, dissolution or similar relief under any other present or future statute, law or regulation applicable to Developer, or there is appointed, with or without the consent of Developer, any trustee, custodian, receiver or liquidator of Developer or for any property or assets of Developer, provided that any such petition, filing or appointment is not vacated or dismissed within ninety (90) days after any of the same is filed or appointed.

          7.02 In the event a breach under paragraph 7.01 above shall occur, then, in addition to any other right of any nature that Interplay may have at law or in equity against Developer, all of which rights shall be available to Interplay to the maximum extent permitted by law, including the right to injunctive relief, Interplay shall have the right upon a thirty (30) day written notice to Developer to terminate this Agreement; provided, however, that Developer has not cured such breach in such thirty (30) day period.

     8.   EVENTS OF DEFAULT BY INTERPLAY
          ------------------------------

          8.01 Interplay shall be deemed to be in default of this Agreement in the event any of the following occurs:

          (a) Interplay breaches any material representation, warranty or covenant of Interplay under this Agreement; or

          (b) Interplay is dissolved or shall make an assignment for the benefit of creditors; or a petition for relief under appropriate bankruptcy laws is filed by Interplay, Interplay consents or acquiesces in any filing by or against, Interplay of any petition or action looking to or seeking any reorganization, liquidation, dissolution or similar relief under any other present or future statue, law or regulation applicable to Interplay, or there is appointed, with or without the consent of Interplay, any trustee, custodian, receiver, or liquidator of the Interplay or for an property or assets of Interplay, provided that any such petition, filing or appointment is not vacated or dismissed within ninety (90) days after any of the same is filed or appointed; or

               (c) Nonpayment of monies due to Developer pursuant to this Agreement; or

               (d) Failure to provide sales and royalty statements when due pursuant to this Agreement.

          8.02 Developer's rights and remedies upon breach of this Agreement shall be limited to Developer's right, if any, to recover damages in an action of law, and Developer shall not have the right to enjoin or restrain or to seek to enjoin or restrain the sale, license, distribution or marketing of any product of Interplay.

     9.   TERMINATION OF AGREEMENT BY INTERPLAY: SURVIVING PROVISIONS
          -----------------------------------------------------------

          9.01 The Developer understands that changes in circumstances may require that Interplay terminate this Agreement before all milestones are completed. Developer agrees that Interplay may unilaterally terminate this Agreement in Interplay's sole discretion, as provided in Section 1.04 of this Agreement.

          9.02 Sections 1 (for Work delivered prior to the date of termination), 2 (for sales prior to termination), 3 through 8, 11.05, 11.08 and 11.09 of this Agreement, and Section A in Schedule A, shall survive termination of this Agreement. All other provisions of this Agreement, and all obligations of the parties hereunder, shall terminate on the termination of this Agreement.

     10.  NOTICES
          -------

          10.01 Any notice, consent, approval, request, waiver or statement to be given, made or provided for under this Agreement shall be in writing and deemed to have been duly given (i) by its delivery personally; (ii) by its being sent by telex (confirmed in writing); or (iii) five (5) days after delivery by courier requiring receipt upon delivery, or mail, return receipt requested, addressed as follows:

          TO INTERPLAY   INTERPLAY PRODUCTIONS
                         17922 Fitch Avenue
                         Irvine, CA 92714
                         Attention: Brian Fargo, CEO

          WITH A COPY TO INTERPLAY PRODUCTIONS
                         17922 Fitch Avenue
                         Irvine, CA 92714

                         Attention: Christopher J. Kilpatrick, President

          TO DEVELOPER   BRILLIANT INTERACTIVE IDEAS
                         17 The Corso
                         Manly NSW Australia, 2095
                         Attention:  Mark Miller,
                                     Managing Director

or such other address as either party may designate by notice given as aforesaid.

     11.  MISCELLANEOUS
          -------------

          11.01 This Agreement, and all rights and obligations hereunder, are not assignable without the written consent of the other party hereto, which consent shall not be unreasonably withheld.

          11.02 The entire understanding between the parties hereto relating to the subject matter hereof is contained herein and this Agreement supersedes all prior agreements and understandings between the parties, including any letters of intent previously executed by the parties. This Agreement cannot be changed, modified, amended or terminated except by an instrument in writing executed by both Interplay and Developer.

          11.03 No waiver, modification or cancellation of any term or condition of this agreement shall be effective unless executed in writing by the party charged therewith. No written waiver shall excuse the performance of any act other than those specifically referred to therein and shall not be deemed or construed to be a waiver or such terms or conditions for the future or any subsequent breach thereof. Developer and Interplay make no warranties except those specifically expressed herein. Time is of the essence in completion of the terms of this Agreement.

          11.04 This Agreement does not constitute and shall not be construed as constituting a partnership or joint venture between Developer and Interplay. Neither party hereto shall have the right to obligate or bind the other in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons.

          11.05 This Agreement shall be governed by and construed in accordance with the laws of the State of California and the United States without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts having within their jurisdiction the location of Interplay's principal place of business. The losing party to any litigation between the parties hereto shall pay to the prevailing party all expenses, costs and fees (including attorney's fees) incurred by such prevailing party in such litigation.

          11.06 The Schedules annexed hereto constitute an integral part of this Agreement and are incorporated herein by reference. This Agreement shall not be deemed effective, final or binding upon Developer or Interplay until signed by each of them. This Agreement may be signed in counterparts.

          11.07 The headings in this Agreement are inserted for convenience only and are not deemed a part of this Agreement and shall not be considered in interpreting this Agreement.

          11.08 The parties hereto acknowledge that the remedies at law are not adequate to protect the proprietary interests of the parties hereto, and that any breach by Developer or Interplay of the terms of this Agreement will cause irreparable damage to the other party hereto the exact amount of which will be difficult or impossible to ascertain, and that remedies at law for any such breach will be inadequate. Accordingly, Developer and Interplay agree that the nonbreaching party shall be entitled to injunctive relief ordering specific performance of the covenants and agreements set forth in this Agreement without necessity for bond or other security to be posted by the nonbreaching party, in addition to such further relief as may be proper.

          11.09 Developer and Interplay agree to protect all proprietary information of the other hereto from disclosure to others with the same degree of care as that which is accorded to its own proprietary information during the term of this Agreement and for ten (10) years after the termination of this Agreement.

          11.10 Interplay Shall Be Entitled To Use And Authorize others to use the name, likeness and biography of the Developer and members of its staff who have worked on the Work in connection with the Work and in the advertising, marketing and exploitation of the Work throughout the World.

          11.11 Neither Interplay nor Developer shall be responsible for delays in performance or failure to perform any term or condition imposed upon such party by this Agreement due to acts beyond the reasonable control of such party, provided that such failure to perform shall be limited to thirty (30) days from the date upon which performance was required. Such acts shall include, without limitation, acts of God, strikes, walkouts, riots, acts of war, epidemics, earthquakes, power failures, governmental regulations or other natural disasters.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

INTERPLAY PRODUCTIONS                     BRILLIANT INTERACTIVE IDEAS


By:  /s/ Christopher J. Kilpatrick        By: /s/Mark Miller
     -------------------------------          ------------------------------
     Christopher J. Kilpatrick,               Mark Miller
     President                                Managing Director

By:  /s/ Alan Parlish                            Mark Miller
     -------------------------------       -------------------------------------
     Alan Parlish,                              Print Name
     Executive Producer


     "Interplay"                                "Developer"

                                   SCHEDULE A

12.   DEFINITION OF WORK
     ------------------

     The Work is herein defined as:

     (1) Programming and Development of that certain computer software game known as "Flipper" (the "Game") which shall operate on the IBM-PC and Macintosh computer systems supporting Windows 3.1 and Windows '95 (the "Systems") having at least the following system requirements:

          (a) For the IBM-PC: 486/33 with a 4 MB Free RAM at 640 X 480 resolution with double-sized CD-ROM drive and 256-color with all major sound card support; and

          (b) For the Macintosh: 68030 system with 4MB Free RAM (or more advanced).

     (2) The Work includes delivery to Interplay of the object and source codes for the Work for use on the Systems and all data and information at each milestone delivery date and deemed necessary by Interplay to carry out and perform its right under this Agreement. Such source code delivered must include all the files necessary to compile and create the final sellable version of the Work.

     (3) The Work may include, at Interplay's option as more fully set forth in Milestone #7, localization of the Work into the French, German and/or Japanese languages.

13.   MATERIALS PROVIDED TO DEVELOPER
     -------------------------------

     Interplay shall provide to Developer, in connection with its performance of this agreement, still photographs of key scenes from the "Flipper" movie on or about January 19, 1996 and appropriate voice-overs as scripted in Milestone #2 delivered on DAT tape on or before March 6, 1996 (the "Materials"). Developer acknowledges and agrees that the Materials may be used by Developer only in connection with the Work to be performed pursuant to this Agreement and that the Materials are subject to the confidentiality provisions of this Agreement and that Interplay may withhold the payment of Milestone #7 unless and until Developer returns the Materials to Interplay in the same condition as provided to Developer.

14.  DEVELOPMENT OF WORK
     -------------------

     (1) Developer shall immediately initiate the development of the Work and will notify interplay of Developer's expected delivery to Interplay of the completed Work and the associated computer software in conformity with the milestones described herein. Developer shall consult with Interplay during the development of the Work and Interplay shall have the right to review

Developer's work. Developer shall make available to Interplay all of Developer's work product in connection with such Work.

     (2) In the event any "bug" may appear in the Work at any time after acceptance of the Work, in addition to any other rights or remedies which Interplay may have in such event, Developer agrees to immediately, following Interplay's notification to Developer of such problem, correct such "bug" at Developer's own cost and expense. If Developer fails or refuses to correct such "bug" and Interplay does so, then in such event Developer shall, upon Interplay's demand, reimburse Interplay for any and all reasonable costs incurred by Interplay in connection with correcting such "bug." Interplay reserves the right to offset any amounts not reimbursed to Interplay against amounts otherwise owed to Developer.

     (3) Developer shall complete the work on the Work in accordance with the milestones and no later than the dates set forth below, as such may be modified from time to time by written agreement of the parties. Interplay shall pay Developer the sums set forth opposite each milestone below upon Interplay's being satisfied that such milestone has been satisfactorily achieved. With the exception of the Final version of the Work, in the even that Interplay does not believe that any milestone has been satisfactorily achieved, within five (5) business days of receipt of such milestone Interplay shall so notify Developer, together with Interplay's comments regarding such rejection, and Developer shall promptly submit or resubmit the materials to Interplay. This procedure shall be repeated until Interplay determines that the milestone has been met or that further submission will be to no avail. If Interplay determines that further submission would be to no avail, or that the project should be terminated for any reason Interplay may terminate this Agreement whereby Interplay's entire liability to Developer hereunder shall be the payments already made to Developer at the time such determination is made, minus amounts recoupable as a result of any breach of any representation of warranty by Developer. If Interplay decides to retain the work product of Developer as of such date and to incorporate the same in and to the Work then the advances to Developer shall be terminated and any cost incurred by Interplay to complete the Work shall be offset against any payments due to Developer.

     (4) The key employees who will be assigned to complete the Work are:

               Mark Miller               Executive Producer
               Rod Morris                Producer
               Craig Phillips            Technical Director
               Greg Hodge                Sound Manager
               Marie Taylor              Creative Director
               Joanne Kropman            Creative Assistant and
                                         Lay-Up Manager

15.  PAYMENTS: MILESTONE PAYMENTS
     ----------------------------

     Developer shall receive milestone payments, which are not advances against royalties, if the Work is developed and delivered in form acceptable to Interplay (subject to the provisions of Section B above), in accordance with the following schedule:



MILESTONE DESCRIPTION                                DELIVERY DATE     PAYMENT
---------------------                                --------------    -------
1.  CONFIDENTIAL INFORMATION OMITTED AND FILED                         CONFIDENTIAL
    SEPARATELY WITH THE SECURITIES AND EXCHANGE                        INFORMATION
    COMMISSION                                                         OMITTED AND
                                                                       FILED
                                                                       SEPARATELY
                                                                       WITH THE
                                                                       SECURITIES AND
                                                                       EXCHANGE
                                                                       COMMISSION

2.  CONFIDENTIAL INFORMATION OMITTED AND FILED       CONFIDENTIAL      CONFIDENTIAL
    SEPARATELY WITH THE SECURITIES AND EXCHANGE      INFORMATION       INFORMATION
    COMMISSION                                       OMITTED AND       OMITTED AND
                                                     FILED             FILED
                                                     SEPARATELY        SEPARATELY
                                                     WITH THE          WITH THE
                                                     SECURITIES AND    SECURITIES AND
                                                     EXCHANGE          EXCHANGE
                                                     COMMISSION        COMMISSION

3.  CONFIDENTIAL INFORMATION OMITTED AND FILED       CONFIDENTIAL      CONFIDENTIAL
    SEPARATELY WITH THE SECURITIES AND EXCHANGE      INFORMATION       INFORMATION
    COMMISSION                                       OMITTED AND       OMITTED AND
                                                     FILED             FILED
                                                     SEPARATELY        SEPARATELY
                                                     WITH THE          WITH THE
                                                     SECURITIES AND    SECURITIES AND
                                                     EXCHANGE          EXCHANGE
                                                     COMMISSION        COMMISSION

4.  CONFIDENTIAL INFORMATION OMITTED AND FILED       CONFIDENTIAL      CONFIDENTIAL
    SEPARATELY WITH THE SECURITIES AND EXCHANGE      INFORMATION       INFORMATION
    COMMISSION                                       OMITTED AND       OMITTED AND
                                                     FILED             FILED
                                                     SEPARATELY        SEPARATELY
                                                     WITH THE          WITH THE
                                                     SECURITIES AND    SECURITIES AND
                                                     EXCHANGE          EXCHANGE
                                                     COMMISSION        COMMISSION

5.  CONFIDENTIAL INFORMATION OMITTED AND FILED       CONFIDENTIAL      CONFIDENTIAL
    SEPARATELY WITH THE SECURITIES AND EXCHANGE      INFORMATION       INFORMATION
    COMMISSION                                       OMITTED AND       OMITTED AND
                                                     FILED             FILED
                                                     SEPARATELY        SEPARATELY
                                                     WITH THE          WITH THE
                                                     SECURITIES AND    SECURITIES AND
                                                     EXCHANGE          EXCHANGE
                                                     COMMISSION        COMMISSION


6.  CONFIDENTIAL INFORMATION OMITTED AND FILED       CONFIDENTIAL      CONFIDENTIAL
    SEPARATELY WITH THE SECURITIES AND EXCHANGE      INFORMATION       INFORMATION
    COMMISSION                                       OMITTED AND       OMITTED AND
                                                     FILED             FILED
                                                     SEPARATELY        SEPARATELY
                                                     WITH THE          WITH THE
                                                     SECURITIES AND    SECURITIES AND
                                                     EXCHANGE          EXCHANGE
                                                     COMMISSION        COMMISSION

7.  CONFIDENTIAL INFORMATION OMITTED AND FILED       CONFIDENTIAL      CONFIDENTIAL
    SEPARATELY WITH THE SECURITIES AND EXCHANGE      INFORMATION       INFORMATION
    COMMISSION                                       OMITTED AND       OMITTED AND
                                                     FILED             FILED
                                                     SEPARATELY        SEPARATELY
                                                     WITH THE          WITH THE
                                                     SECURITIES AND    SECURITIES AND
                                                     EXCHANGE          EXCHANGE
                                                     COMMISSION        COMMISSION



          CONFIDENTIAL INFORMATION OMITTED AND                         CONFIDENTIAL
          FILED SEPARATELY WITH THE SECURITIES                         INFORMATION
          AND EXCHANGE COMMISSION                                      OMITTED AND
                                                                       FILED
                                                                       SEPARATELY
                                                                       WITH THE
                                                                       SECURITIES AND
                                                                       EXCHANGE
                                                                       COMMISSION

          CONFIDENTIAL INFORMATION OMITTED AND                         CONFIDENTIAL
          FILED SEPARATELY WITH THE SECURITIES                         INFORMATION
          AND EXCHANGE COMMISSION                                      OMITTED AND
                                                                       FILED
                                                                       SEPARATELY
                                                                       WITH THE
                                                                       SECURITIES AND
                                                                       EXCHANGE
                                                                       COMMISSION

          CONFIDENTIAL INFORMATION OMITTED AND                         CONFIDENTIAL
          FILED SEPARATELY WITH THE SECURITIES                         INFORMATION
          AND EXCHANGE COMMISSION                                      OMITTED AND
                                                                       FILED
                                                                       SEPARATELY
                                                                       WITH THE
                                                                       SECURITIES AND
                                                                       EXCHANGE
                                                                       COMMISSION

          CONFIDENTIAL INFORMATION OMITTED AND                         CONFIDENTIAL
          FILED SEPARATELY WITH THE SECURITIES                         INFORMATION
          AND EXCHANGE COMMISSION                                      OMITTED AND
                                                                       FILED
                                                                       SEPARATELY
                                                                       WITH THE
                                                                       SECURITIES AND
                                                                       EXCHANGE
                                                                       COMMISSION

     All such milestones must be accompanied by the latest version of the materials identified in Section A(2) of this Schedule A and all files necessary to compile and create the final sellable version of the Work.

     Interplay acknowledges and agrees that any delay caused by Interplay, which Interplay determines resulted in the failure of Developer to meet a Milestone Delivery Date and/or Early Completion Bonus, shall result in an extension of the affected Milestone Delivery Date(s) or Early Completion Bonus(es) by that number of days equal to the number of days of delay caused by Interplay.

16.  PAYMENTS: ROYALTY
     -----------------

     Interplay hereby agrees to pay Developer the following royalties:

     (1) With respect to the sale or license of the Work on the Systems, a royalty equal to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of net receipts, for all units in excess of the first CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION sold or licensed.

     (2) Interplay shall pay to Developer a royalty on all sublicenses of the Work for the Systems equal to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of the royalty received by Interplay under the sublicense.

     (3) Notwithstanding any of the foregoing, royalties shall be reduced or eliminated according to the following table:

                         Percent of Royalty Set
                         Forth Elsewhere in this Schedule
                         --------------------------------

          Scrap Sales    CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                         WITH THE SECURITIES AND EXCHANGE COMMISSION

          Budget Sales   CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                         WITH THE SECURITIES AND EXCHANGE COMMISSION

     For purposes of the foregoing table, "Scrap Sales" shall mean sales and licenses of the Work by Interplay furnished free to users or sold as scrap or "cut-outs" at prices equal to or less than CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of original wholesale price and on the Work furnished on a so called "no charge" basis to distributors, subdistributors, dealers and others; "Budget Sales" shall mean the sale or license of the Work by Interplay at prices equal to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of original wholesale price.

     Notwithstanding anything herein to the contrary, in no event shall any royalties be paid on any Products which are sold by Interplay at or below its cost of goods.

     (4) Any sales or license of the Work in compilations (i.e., groupings of two or more in one package) shall be subject to such royalty rates as may be allocated by Interplay in good faith.

     (5) For purposes of this Agreement, "net receipts" shall mean the gross receipts actually received by Interplay from sales or licenses of the Work, less the following amounts:

          i)   Any applicable taxes;

          ii)  Amounts reimbursed by customers such as insurance or shipping;

          iii) Any cash discounts, freight discounts, mark down allowances or marketing funds required from customers;

          iv) Any commissions that must be paid in conjunction with the sale or license of such product;

          v)   Amounts for returns, such as credits or refunds;

          vi) No royalties to be paid on products furnished by Interplay on a so called "no charge" basis as demos to dealers or journalists.

     (6)      Accountings
              -----------

          i) Statements as to royalties payable hereunder shall be sent by Interplay to Developer, together with payment of any accrued royalties earned by Developer, as follows:

For Amounts Received by Interplay       Date of Statement
for Sales or License of the Work        with Royalty Payment
in the Months Set Forth Below

November, December, January            April 15
February, March, April
                                       July 15
May, June, July                        October 15
August, September, October             January 15

          ii) in connection with each such accounting period, Interplay shall have the right to retain, as a reserve against charges, credits, or returns, such portion of payable royalties as shall be reasonable in Interplay's best business judgment, but not to exceed ten percent (10%) of such payable royalties. Each such reserve so established shall be liquidated and paid, to the extent it is not reduced for actual returns and credits, on the first anniversary of the date such reserve was taken.

          iii) No royalties shall be payable to Developer in respect of sales or licenses by Interplay until payment therefore has been received by Interplay.

          iv) Royalties in respect of sale or license by Interplay outside of the United States shall be computed in the national currency in which Interplay is paid and shall be credited to developer's royalty account hereunder in the same currency as Interplay is paid, and shall be proportionately subject to any taxes imposed on the remittance of the receipts derived from the sale or license of the Work from the country in which the sale or license is made to the United States to the extent actually paid by Interplay or deducted from receipts to Interplay.

          v) Developer shall be deemed to have consented to all royalty statements and all other accountings rendered by Interplay hereunder and each such royalty statement or other accounting shall be conclusive, final, and binding, shall constitute an account stated, and shall not be subject to any question for any reason whatsoever unless specific objection in writing, stating the basis thereof, is given by Developer to Interplay within six (6) months after the receipt of such statement. No action, suit, or proceeding of any nature in respect of any royalty statement or other accounting rendered by Interplay hereunder may be maintained against Interplay unless such action, suit, or proceeding is commenced against Interplay in a court of competent jurisdiction within six (6) months after the date of Interplay's notice rejecting such objection.

          vi) Interplay shall maintain, at its executive offices, which are presently in Orange County, California, books of account concerning sales and license of the Work. Developer, or a certified public accountant in its behalf, may at Developer's sole expense, examine Interplay's said books relating to the sale or license of the Work hereunder, (including any sublicense agreements relating to the sale or rental of the product but excluding any of Interplay's books or records relating to the manufacture of the Work) solely for the purpose of verifying the accuracy thereof, only during Interplay's normal business hours and upon reasonable written notice. The books of Interplay relating to any particular royalty statement may be examined as aforesaid only within six (6) months after the date rendered and Interplay shall have no obligation to permit Developer to so examine its books relating to any particular royalty statement more than once for any one statement.

          The rights hereinabove granted to Developer shall constitute Developer's sole and exclusive rights to examine Interplay's books and records.

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